UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2008
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Underwriting Agreement
Certificate of Designations
Form of Certificate
Deposit Agreement dated March 17, 2008
Replacement Capital Covenant

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On March 12, 2008, U.S. Bancorp, a Delaware corporation (the “Company”), filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Series D Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 8.01. Other Events.
     On March 17, 2008, the Company closed the sale of 20,000,000 Depositary Shares, with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-124535) which was declared effective on May 12, 2005 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement dated March 10, 2008, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., as representatives of the underwriters, which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares (March 22, 2006); (ii) Certificate of Designations of the Company dated March 12, 2008; (iii) Deposit Agreement dated March 17, 2008 between U.S. Bancorp and U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein; and (iv) form of Depositary Receipt.
     On March 17, 2008, in connection with the closing of the sale of Depositary Shares referenced above, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase shares of Preferred Stock, unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

1.1	Underwriting Agreement, dated March 10, 2008, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., as representatives of the underwriters named therein.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (March 22, 2006) (incorporated by reference to Exhibit 1.2 to the Company’s Form 8-K filed on March 27, 2006).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series D Non-Cumulative Perpetual Preferred Stock dated March 12, 2008.

4.2	Form of certificate representing the Series D Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated March 17, 2008 between U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

99.1	Replacement Capital Covenant of U.S. Bancorp, dated as of March 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: March 17, 2008	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Secretary

Exhibit Index
1.1	Underwriting Agreement, dated March 10, 2008, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., as representatives of the underwriters named therein.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (March 22, 2006) (incorporated by reference to Exhibit 1.2 to the Company’s Form 8-K filed on March 27, 2006).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series D Non-Cumulative Perpetual Preferred Stock dated March 12, 2008.

4.2	Form of certificate representing the Series D Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated March 17, 2008 between U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

99.1	Replacement Capital Covenant of U.S. Bancorp, dated as of March 17, 2008.